UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

Termination of Standstill Agreement

As previously disclosed, Nocopi Technologies, Inc. (the “Company”) entered into a Nomination and Standstill Agreement (the “Standstill Agreement”) dated March 29, 2022, as amended on (i) May 23, 2022, and (ii) September 30, 2022, by and among the Company and MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (collectively, the “MSL18 Holdings Group”). Each of Michael S. Liebowitz and Matthew C. Winger are members of the Company’s Board of Directors, and Matthew C. Winger serves as the Company’s Executive Vice President of Corporate Development, an executive officer position.

On August 8, 2023, in connection with Michael S. Liebowitz’s appointment by the Company’s Board of Directors to serve as the Company’s Chief Executive Officer and Chairman of the Board effective August 18, 2023, the Company and the MSL18 Holdings Group terminated the Standstill Agreement effective August 18, 2023 pursuant to a Termination of Standstill Agreement. A copy of the Termination of Standstill Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 7, 2023, Dr. Michael A. Feinstein notified the Company’s Board of Directors that on August 18, 2023 he will tender his resignation to the Company’s Board of Directors as a director of Nocopi Technologies, Inc. (the “Company”) and as Chief Executive Officer and all other officer positions of the Company. Dr. Feinstein’s departure was not the result of any disagreement with the Company, or any issue related to the Company’s operations, policies or practices. Dr. Feinstein will remain with the Company in a senior advisory role through next year to support a seamless transition.

On August 8, 2023, Michael S. Liebowitz, age 54, was appointed by the Company’s Board of Directors to serve as the Company’s Chief Executive Officer and Chairman of the Board effective August 18, 2023. Mr. Liebowitz has served as a Company director since October 2022. Mr. Liebowitz is the Founder and Managing Principal of M2A Family Office, a private firm he established in 2018 to manage his business and philanthropic activities to make a positive impact in the lives of future generations. He is an entrepreneur, private investor and seasoned business executive with extensive experience founding, acquiring and monetizing businesses in the insurance and financial industries. In the past 25 years, Mr. Liebowitz has founded or acquired many companies, including (i) in 1995, Harbor Group Consulting LLC, an insurance and risk management consulting firm where he served as President and Chief Executive Officer from 1995, until its acquisition by Alliant Insurance Services, Inc. (“Alliant”) in 2018, (ii) in 1999, as a founding principal, National Financial Partners Corp. (NYSE: NFP), which was taken public in 2003 and was acquired by a controlled affiliate of Madison Dearborn Partners, LLC in 2013, and is now one of the largest insurance brokers in the world, (iii) in 2006, Innova Risk Management (“Innova”), a boutique real estate insurance firm and leading provider of property and casualty insurance in the co-op and condominium markets in the New York area, which he acquired in a joint venture with Douglas Elliman Real Estate, LLC until its sale in 2019, (iv) in 2017, High Street Valuations, a firm that specializes in providing insurable value calculations for banks, capital market lenders, owners, and property management companies, and (v) in October 2020, New Beginnings Acquisition Corp. (“NBA”), a special purpose acquisition company until its merger with Airspan Networks Holdings Inc. (NYSE American: MIMO) (“Airspan”) in August 2021. He currently serves as President and Chief Executive of the Harbor Group Division of Alliant (and Managing Director and Executive Vice President of Alliant) and High Street Valuations; and, is the principal shareholder of Open Acq LLC, a firm that provides consultancy and actuarial services to qualified pension plans. He also currently serves as a director of Douglas Elliman Inc. (NYSE: DOUG), where he has served since December 2021. He also served as President and Chief Executive Officer of Harbor and Innova until 2018 and 2019, respectively, when they were acquired by Alliant as well as NBA from October 2020 to August 2021, until its merger with Airspan. He has served since August 2021 on the board of Airspan and he served on the board of Ladenburg Thalmann Financial Services Inc. from January 2019 to February 2020. He also served on the board of The Hilb Group, a leading middle market insurance agency headquartered in Richmond, Virginia, from 2011 to 2013. Mr. Liebowitz has also acted as an advisor to many of the largest financial services companies around the globe on their complex insurance matters within their investment banking/M&A groups. He was special consultant to GMAC for the World Trade Center financing prior to and after 9/11 and its claims and litigation process and strategy and advised the U.S. Federal Reserve and Goldman Sachs in the depths of the financial crisis in the newly created TALF lending program. Mr. Liebowitz graduated from CW Post College-LI University with a B.S. in Finance.

Mr. Liebowitz’s compensation for serving as the Company’s Chief Executive Officer and Chairman of the Board has not yet been determined. Once Mr. Liebowitz’s compensation is determined, the Company will file an amendment to this Form 8-K filing under this Item 5.02 containing such information within four business days after the information is determined.

The information set forth in Item 1.02 to this Form 8-K is incorporated herein by reference.

 Item. 8.01. Other Events.

On August 10, 2023, the Company issued a press release announcing its executive leadership changes and results for its second quarter ended June 30, 2023. A copy of this press release is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item. 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1*	Termination of Standstill Agreement dated August 8, 2023
99.2	Second Amendment to Nomination and Standstill Agreement dated September 30, 2022, between the Company and MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (incorporated by reference to the Company’s Form 8-K filed on 09/30/22)
99.3	First Amendment to Nomination and Standstill Agreement dated May 23, 2022, between the Company and MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (incorporated by reference to the Company’s Form 8-K filed on 05/24/22)
99.4	Nomination and Standstill Agreement dated March 29, 2022, between the Company and MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (incorporated by reference to the Company’s Form 8-K filed on 03/29/22)
99.5*	Press Release dated August 11, 2023
104*	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: August 11, 2023	By:	/s/ Michael A. Feinstein
Michael A. Feinstein
Chief Executive Officer